THE ALGER FUNDS

Alger Mid Cap Growth Fund
Alger Health Sciences Fund
Alger Capital Appreciation Fund
Alger Balanced Fund

Supplement dated November 15, 2010 to the
Statement of Additional Information
dated March 1, 2010

The following updates the information in the Statement of Additional Information regarding The Alger Funds.

(1)  The heading to the paragraph regarding Exchange-Traded Funds on page 17 of the Statement of Additional Information is deleted and replaced with the following:

"Exchange-Traded Funds (Capital Appreciation Fund, SMid Cap Growth Fund, Growth Opportunities Fund, Health Sciences Fund, Balanced Fund and Convertible Fund)"

(2)  A line item regarding other accounts managed by Ankur Crawford, Maria Liotta and Michael Young in the table under "Other Accounts Managed by Portfolio Managers" on page 42 of the Statement of Additional Information is added, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Ankur Crawford, Ph.D*.	2	$(967.2)	1	$(21.2)	—
Maria Liotta*	2	$(967.2)	1	$(21.2)	—
Michael Young*	2	$(967.2)	1	$(21.2)	—

* This information is provided as of November 5, 2010.

(3)  A line item regarding each of Ankur Crawford's, Maria Liotta's and Michael Young's ownership of Fund shares in the table under "Securities Owned by the Portfolio Managers" on page 42 of the Statement of Additional Information is added, as follows: "Currently Ms. Crawford, Ms. Liotta and Mr. Young do not own any shares of Alger Mid Cap Growth Fund. Additionally, Ms. Liotta does not own any shares of Alger Health Sciences Fund."

S-SSAI111510